UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2006
UNITED HERITAGE BANKSHARES OF FLORIDA, INC.
(Exact name of registrant as specified in its charter)

Florida	0-50287	04-3691059

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

640 East State Road 434
Longwood, Florida	32750

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (407) 712-6151
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 AGREEMENT AND PLAN OF MERGER
EX-99.2 STOCKHOLDER VOTING AGREEMENT
EX-99.3 JOINT PRESS RELEASE

Item 8.01 Other Events
     After close of business on December 1, 2006, United Heritage Bankshares of Florida, Inc., a Florida corporation (“United Heritage”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Marshall & Ilsley Corporation, a Wisconsin corporation (“M&I”). Subject to the terms and conditions of the Merger Agreement, United Heritage will merge with and into M&I (the “Merger”), with M&I being the surviving corporation in the Merger.
     Under the terms of the Merger Agreement, each United Heritage stockholder will receive 0.8740 of a share of M&I common stock for each share of United Heritage common stock. Based on the price of M&I’s shares at the close of business on December 1, 2006, the total transaction value is approximately $217 million, or $40.25 per share of United Heritage common stock.
     The boards of directors of United Heritage and M&I have each approved the Merger Agreement. The transactions contemplated by the Merger Agreement are subject to customary closing conditions, including regulatory approvals and the affirmative vote of United Heritage’s stockholders, and are expected to be completed in the second quarter of 2007.
     A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.
     Concurrently with the execution of the Merger Agreement, M&I entered into a Stockholder Voting Agreement (the “Voting Agreement”) with David G. Powers, Shirley L. Tyler, Randy O. Burden, J. Michael Hattaway, James L. Hewitt and Vincent S. Hughes (each, a “Stockholder,” and together, the “Stockholders”) pursuant to which each Stockholder has agreed to vote his/her shares of United Heritage common stock in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger. The Stockholders individually own approximately 14.6% of the outstanding United Heritage common stock.
     A copy of the Voting Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.
     On December 4, 2006, United Heritage and M&I issued a joint press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING
INFORMATION
     This document contains or may contain forward-looking statements about United Heritage, M&I and the combined company which are within the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to the expected timing, completion and effects of the proposed merger and the financial condition, results of operations, plans, objectives, future performance and business of United Heritage, M&I and the combined company, including statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates” or similar expressions.
     These forward-looking statements involve certain risks and uncertainties. There are a number of important factors which could cause United Heritage’s and M&I’s actual results to differ materially from those anticipated by the forward-looking statements. These factors include, but are not limited to: (1) competitive pressures among depository institutions increasing significantly; (2) changes in the interest rate environment reducing interest margins; (3) prepayment activity, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either nationally or in the states in which United Heritage and M&I do business, become less favorable than expected; (5) expected synergies and cost savings are not achieved or achieved at a slower pace than expected; (6) integration problems or delays; (7) legislative or regulatory changes which adversely affect the businesses in which United Heritage and M&I are engaged; (8) changes in the securities markets; (9) the economic impact of terrorist attacks and similar or related events; (10) receipt of regulatory approvals without unexpected delays or conditions; (11) changes in the securities markets; (12) retention of customers and critical employees; (13) unanticipated changes in laws, regulations, or other industry standards affecting United Heritage’s and M&I’s businesses; (14) those referenced in Item 1A of United Heritage’s Annual Report on Form 10-K for the year ended December 31, 2005, under the heading “Risk Factors;” and (15) those referenced in Item 1A of M&I’s Annual Report on Form 10-K for the year ended December 31, 2005, under the heading “Risk Factors.” Further information on other factors which could affect the financial results of United Heritage and M&I after the merger are included in M&I’s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at http:\\www.sec.gov or from United Heritage.
ADDITIONAL INFORMATION
     United Heritage and M&I intend to file a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving United Heritage and M&I. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC when they become available at the SEC’s web site at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by United Heritage at United Heritage’s web site at http://www.uhb-fl.com or by contacting United Heritage investor relations via telephone at 407-712-6151. Investors and security holders may obtain free copies of the documents filed with the SEC by M&I at M&I’s web site at http://www.micorp.com, Investor Relations, or by contacting M&I investor relations via telephone at 414-765-7834.
     United Heritage, M&I and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of United Heritage in connection with the merger transaction. Information regarding directors and executive officers of United Heritage and M&I and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of M&I and United Heritage described above and other relevant materials to be filed with the SEC.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Agreement and Plan of Merger between United Heritage Bankshares of Florida, Inc. and Marshall & Ilsley Corporation dated as of December 1, 2006 (Certain exhibits and annexes to the Agreement and Plan of Merger have been omitted. Such exhibits and annexes are described in the Agreement and Plan of Merger. United Heritage Bankshares of Florida, Inc. hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all of such omitted exhibits or annexes.)

99.2	Stockholder Voting Agreement, dated as of December 1, 2006, by and among Marshall & Ilsley Corporation and certain stockholders of United Heritage Bankshares of Florida, Inc.

99.3	Joint Press Release dated December 4, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2006	UNITED HERITAGE BANKSHARES OF FLORIDA, INC.

	By:	/s/ David G. Powers

David G. Powers
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Agreement and Plan of Merger between United Heritage Bankshares of Florida, Inc. and Marshall & Ilsley Corporation dated as of December 1, 2006 (Certain exhibits and annexes to the Agreement and Plan of Merger have been omitted. Such exhibits and annexes are described in the Agreement and Plan of Merger. United Heritage Bankshares of Florida, Inc. hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all of such omitted exhibits or annexes.)

99.2	Stockholder Voting Agreement, dated as of December 1, 2006, by and among Marshall & Ilsley Corporation and certain stockholders of United Heritage Bankshares of Florida, Inc.

99.3	Joint Press Release dated December 4, 2006